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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D C 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): December 31, 2000


                            GREENPOINT CREDIT, LLC
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              (exact name of registrant as specified in charter)


                                   DELAWARE
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                (state or other jurisdiction of incorporation)


                                   333-46102
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                           (commission file number)


                                  33-0862379
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                   (I..R.S. employer identification number)


                            10089 Willow Creek Road
                         San Diego, California  92131
                                (858) 530-9394
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  (address and telephone number of registrant's principal executive offices)
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Item 5.   Other Events

     (a)  Monthly Report

The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

Exhibit No.              Description

     *4.1 Pooling and Servicing Agreement, dated as of December 1, 2000, between Greenpoint Credit, LLC, as Contract Seller and Servicer and Bank One, National Association, as Trustee.

     99.1           Monthly Investor Servicing Report.

     * Filed previously with the commission on December 31, 2000 as an exhibit to a report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                         GREENPOINT CREDIT, LLC

                         BY: /s/ Charles O. Ryan
                             ------------------------------
                             Name:  Charles O. Ryan
                             Title: Vice President

                             Dated: January 24, 2001
                                    San Diego, California